Exhibit 10.8

Power of Attorney

The undersigned, Quji Guo, a PRC citizen with identity card number 510105197509100012, hereby authorizes Lanting Jishi Trade (Shenzhen) Co., Ltd. or its designee to exercise all voting rights that he has as a shareholder of Shenzhen Lanting Huitong Technologies Co., Ltd. (Company) during the effective term hereof, including without limitation nominating and electing, as an authorized representative, the Company’s directors, general manager and other executive officers at the general shareholders’ meeting of the Company.

The aforesaid authorization may not be cancelled unless approved by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

The proxy shall exercise the voting rights bestowed upon a shareholder in respect of the Company dutifully and diligently and shall act as directed by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

This Power of Attorney shall be effective as of the date of signing and shall be effective so long as the undersigned remains a shareholder of the company. This Power of Attorney shall supersede the power of attorney executed by the undersigned on June 9, 2011.

By: Quji Guo	/s/ Quji Guo
Date: July 26, 2011

Power of Attorney

The undersigned, Xin Wen, a PRC citizen with identity card number 440301198004202314, hereby authorizes Lanting Jishi Trade (Shenzhen) Co., Ltd. or its designee to exercise all the voting rights that he has as a shareholder of Shenzhen Lanting Huitong Technologies Co., Ltd. (Company) during the effective term hereof, including without limitation nominating and electing, as an authorized representative, the Company’s directors, general manager and other executive officers at the general shareholders’ meeting of the Company.

The aforesaid authorization may not be cancelled unless approved by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

The proxy shall exercise the voting rights bestowed upon a shareholder in respect of the Company dutifully and diligently and shall act as directed by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

This Power of Attorney shall be effective as of the date of signing and shall be effective so long as the undersigned remains a shareholder of the company. This Power of Attorney shall supersede the power of attorney executed by the undersigned on June 9, 2011.

By: Xin Wen	/s/ Xin Wen
Date: July 26, 2011

Power of Attorney

The undersigned, Liang Zhang, a PRC citizen with identity card number 610302197610292034, hereby authorizes Lanting Jishi Trade (Shenzhen) Co., Ltd. or its designee to exercise all the voting rights that he has as a shareholder of Shenzhen Lanting Huitong Technologie Co., Ltd. (Company) during the effective term hereof, including without limitation nominating and electing, as an authorized representative, the Company’s directors, general manager and other executive officers at the shareholders’ general meeting of the Company.

The aforesaid authorization may not be cancelled unless approved by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

The proxy shall exercise the voting rights bestowed upon a shareholder in respect of the Company dutifully and diligently and shall act as directed by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

This Power of Attorney shall be effective as of the date of signing and shall be effective so long as the undersigned remains a shareholder of the company. This Power of Attorney shall supersede the power of attorney executed by the undersigned on June 9, 2011.

By: Liang Zhang	/s/ Liang Zhang
Date: July 26, 2011

Power of Attorney

The undersigned, Jun Liu, a PRC citizen with identity card number 310109197206254418, hereby authorizes Lanting Jishi Trade (Shenzhen) Co., Ltd. or its designee to exercise all the voting rights that he has as a shareholder of Shenzhen Lanting Huitong Technologies Co., Ltd. (Company) during the effective term hereof, including without limitation nominating and electing, as an authorized representative, the Company’s directors, general manager and other executive officers at the general shareholders’ meeting of the Company.

The aforesaid authorization may not be cancelled unless approved by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

The proxy shall exercise the voting rights bestowed upon a shareholder in respect of the Company dutifully and diligently and shall act as directed by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

This Power of Attorney shall be effective as of the date of signing and shall be effective so long as the undersigned remains a shareholder of the company. This Power of Attorney shall supersede the power of attorney executed by the undersigned on June 9, 2011.

By: Jun Liu	/s/ Jun Liu
Date: July 26, 2011